                          SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                              IA CORPORATION I
--------------------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:


     (2) Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


     (4) Proposed maximum aggregate value of transaction:


     (5) Total fee paid:


[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:


     (2) Form, Schedule or Registration Statement No.:


     (3) Filing Party:


     (4) Date Filed:

[LOGO OF IA CORP]

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 JUNE 16, 1999

TO THE STOCKHOLDERS:

   NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders of IA Corporation I, a Delaware corporation (the "Company"), will be held on Wednesday, June 16, 1999, at 9:00 a.m. at 1900 Powell Street, Suite 600, Emeryville, CA 94608, for the following purposes:

  1. To elect directors to serve for the following year and until their successors are duly elected.

  2. To ratify and approve an amendment to the Company's 1996 Stock Plan (the "1996 Plan") to increase the number of shares of Common Stock reserved for issuance under the 1996 Plan by 1,000,000 shares.

  3. To ratify the appointment of Ernst & Young LLP as the Company's independent accountants for the 1999 fiscal year.

  4. To transact such other business as may properly come before the meeting or any adjournments thereof.

   The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

   Only stockholders of record at the close of business on Friday, April 30, 1999 are entitled to notice of and to vote at the meeting.

   All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she previously returned a Proxy.

                                        Sincerely,

                                        DAVID M. WINKLER

                                        Chief Financial Officer, Vice
                                        President
                                        and Secretary

Emeryville, California
May 14, 1999

                               IA CORPORATION I
                         1900 Powell Street, Suite 600
                             Emeryville, CA 94608

                               ----------------

                      1999 ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON JUNE 16, 1999

                               ----------------

                                Proxy Statement

                Information Concerning Solicitation and Voting

General

   The enclosed Proxy is solicited on behalf of the Board of Directors of IA Corporation I, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on June 16, 1999 at 9:00 a.m., local time, or at any adjournment or adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's principal executive offices located at 1900 Powell Street, Suite 600, Emeryville, CA 94608. The Company's telephone number is (510) 450-7000.

   These proxy solicitation materials and the Annual Report for the year ended December 31, 1998 were mailed on or about May 14, 1999.

Record Date and Stock Ownership

   Only stockholders of record at the close of business on April 30, 1999 (the "Record Date") are entitled to notice of and to vote at the meeting. At the Record Date, 9,747,847 shares of the Company's Common Stock, $.01 par value, and 2,417,112 shares of the Company's Class B Common Stock, $.01 par value, were issued and outstanding. No shares of the Company's Preferred Stock were outstanding. Holders of Class B Common Stock are not entitled to vote at the meeting. See "Security Ownership of Certain Beneficial Owners and Management" below for information regarding security ownership of management and beneficial owners of more than five percent of the Company's Common Stock.

Revocability of Proxies

   Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Voting and Solicitation

   On matters to be acted upon at the meeting, including the election of directors, each share of Common Stock entitles its holder to one vote. Stockholders do not have the right to cumulate their votes in the election of directors.

   This solicitation of proxies is made by the Company, and all related costs will be borne by the Company. Original solicitation of proxies by mail may be supplemented by telephone, telegraph or personal solicitations by directors, officers or employees of the Company. No additional compensation will be paid for any such services.

Quorum; Abstentions; Broker Non-Votes

   The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST" or "WITHHELD FROM" as a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter.

   While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of a controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

   In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, the Company intends to treat broker non-votes in this manner. Thus, a broker non-vote will not have any effect on the outcome of the voting on a proposal.

Deadline for Receipt of Stockholder Proposals

   Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's Year 2000 Annual Meeting of Stockholders must be received by the Company no later than January 13, 2000, in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

   Proposals of stockholders of the Company that are intended to be represented by such stockholders at the Company's 2000 Annual Meeting of Stockholders, which are not eligible for inclusion in the proxy statement and form of proxy relating to that meeting, must be received by the Company no later than March 30, 2000. If such stockholders fail to comply with the foregoing notice provision, then the proxy holders will be allowed to use their voting discretionary authority when the proposal is raised at the 2000 Annual Meeting.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

Nominees

   A board of seven directors is to be elected at the Annual Meeting of Stockholders. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's nominees named below. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting of Stockholders, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible, and in such event the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.

   The names of and certain information about the nominees of management are set forth below:

                                                                                   Director
    Name of Nominee       Age                 Principal Occupation                  Since
    ---------------       ---                 --------------------                 --------
Kevin D. Moran..........   43 President, Chief Executive Officer and Chairman of     1998
                              the Board

Chakravarthi V. Ravi....   55 Director                                               1992

Henry Kressel(1)........   65 Managing Director, E.M. Warburg, Pincus & Co., LLC     1992

Stewart K. P. Gross(2)..   39 Managing Director, E.M. Warburg, Pincus & Co., LLC     1997

John R. Oltman(1)(2)....   54 Board Director of InaCom Corporation                   1996

Randy H. Katz(1)(2).....   43 Chairman of the Electrical Engineering and Computer    1997
                              Sciences Department at the University of California
                              at Berkeley

Timothy F. McCarthy.....   47 Founder and Chairman of the Board of AdvisorTech       1999
                              Corporation

--------
(1) Member of the Compensation Committee
(2) Member of the Audit Committee

   Mr. Gross has served as a director of the Company since 1997. Mr. Gross, a partner of Warburg, Pincus & Co., the general partner of Warburg, Pincus Investors, L.P., and a managing director of E.M. Warburg, Pincus & Co., LLC, has been employed by E.M. Warburg, Pincus & Co., LLC since 1987. Mr. Gross is a Director of BEA Systems, Inc., TSI International Ltd., and several private companies. Mr. Gross earned an AB from Harvard and an MBA from Columbia Business School.

   Dr. Katz has served as a director of the Company since 1997. Dr. Katz is the Chairman of the Electrical Engineering and Computer Science Department of the University of California at Berkeley, and has been a Professor at UC Berkeley for 17 years. Dr. Katz earned a BA from Cornell University and an MS and PhD from the University of California at Berkeley.

   Dr. Kressel has served as a director of the Company since its inception in 1992. Dr. Kressel, a partner of Warburg, Pincus & Co., the general partner of Warburg, Pincus Investors, L.P., and a managing director of E.M. Warburg, Pincus & Co., LLC has been employed by E.M. Warburg, Pincus & Co., LLC since 1983.Dr. Kressel serves as a director of Level One Communications, Inc., Covad Communications Group, Inc., NOVA Corporation, EarthWeb Inc. and several privately held companies. A graduate of Yeshiva College in Physics, Dr. Kressel earned an MS from Harvard University, an MBA from the Wharton School of the University of Pennsylvania and a PhD from the University of Pennsylvania.

   Mr. McCarthy has served as a director of the Company since January 1999. Mr. McCarthy is the Chairman of the AdvisorTech Corporation, a brokerage systems company founded by Mr. McCarthy in 1998 and based in Tokyo, San Francisco and Boston. In 1995 Mr. McCarthy joined Charles Schwab and Company. When he resigned in 1998, he was President and Chief Operating Officer of Charles Schwab and Company. From 1994 to 1995, Mr. McCarthy was Chief Executive Officer of Jardine Fleming Unit Trust Ltd. in Hong Kong.
Mr. McCarthy earned a BA from the University of California at Davis and an MBA from Harvard University (Baker Scholar).

   Mr. Moran has served as President and Chief Executive Officer of the Company since August 3, 1998 and as the Chairman of the Board since January 25, 1999. From 1997 to 1998, Mr. Moran served as senior vice president of Charles Schwab and Company, Inc. Prior to 1997, Mr. Moran held numerous positions over a ten-year career at Fidelity Investments. These positions included President of National Financial Brokerage Services and Senior Vice President of Fidelity Investments Institutional Retirement Services. Mr. Moran earned a BA from College of Holy Cross in Worcester, Massachusetts and an MBA from Northeastern University. Mr. Moran is a Certified Public Accountant.

   Mr. Oltman has served as a director of the Company since 1996. From 1991 to 1995, Mr. Oltman served as the Chairman of the Board and Chief Executive Officer of SHL Systemhouse Inc., a company that provides client/server consulting and integration services. From 1970 to 1991, Mr. Oltman served as Worldwide Managing Partner for Integration Services for Andersen Consulting and a member of Andersen Consulting's Worldwide Organization Board of Directors. Mr. Oltman serves as a director of InaCom Corp., and a privately held company. Mr. Oltman earned a BS from the University of Illinois and an MBA from Northwestern University's Kellogg School of Management.

   Dr. Ravi was a founder of the Company and has served as a director since its inception in 1992. From 1990 to 1992, Dr. Ravi was President of Litton Industries' Integrated Automation Division, the Company's predecessor. From 1978 to 1990, Dr. Ravi worked for Teknekron Controls Inc. and Integrated Automation in a number of positions in general management, sales and marketing, strategic planning, software design and high technology systems implementation. Prior to 1978, he was an Assistant Professor in the Electrical Engineering and Computer Science Department of the University of California at Berkeley specializing in computer architecture, software and telecommunications. Dr. Ravi earned a B. Tech (Hons.) from the Indian Institute of Technology in Bombay, India and an MS and PhD from the University of California at Berkeley.

Vote Required; Recommendation of the Board of Directors.

   The seven nominees receiving the highest number of votes shall be elected.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED ABOVE.

Board Meetings and Committees

   The Board of Directors of the Company held a total of 12 meetings and on seven occasions acted via unanimous written consent during the fiscal year ended December 31, 1998. The Audit Committee held one meeting and the Compensation Committee held one meeting during the fiscal year ended December 31, 1998. Each director attended at least 75% of all Board Meetings and, where applicable, committee meetings held during fiscal 1998.

   Messrs. Katz, Gross and Oltman currently serve on the Audit Committee. The purpose of the Audit Committee is to review with the Company's management and independent auditors the financial statements and internal financial reporting system and controls of the Company, recommend resolutions for any dispute between the Company's management and its auditors and review other matters relating to the relationship of the Company with its auditors.

   Messrs. Katz, Kressel and Oltman currently serve on the Compensation Committee. The purpose of the Compensation Committee is to review and approve the compensation of the Company's executive officers and certain highly compensated employees for each fiscal year. The compensation of the President and Chief Executive Officer of the Company remains subject to approval by the full Board of Directors.

Director Compensation

   Except for grants of stock options, directors of the Company generally do not receive compensation for services provided as a director. Messrs. Katz, McCarthy, Oltman and Ravi each receive (a) $1,500 for participation in each Board Meeting plus reimbursement for actual travel expenses and (b) $500 for participating in a conference call with all board members present. The Company granted 132,500 stock options to purchase shares of its Common Stock to Mr. Oltman as a reward for his service to the Company as an outside director. The Company granted 265,000 stock options to purchase shares of its Common Stock to Mr. McCarthy as compensation under a consulting agreement.

   All stock options were granted at an exercise price equal to the fair market value of the Company's Common Stock on the date such options were granted. The Company has not paid cash or other compensation to any of its other directors, except as described above.

Securities Ownership of Principal Stockholders and Management

   The following table sets forth, as of April 30, 1999, certain information with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock, (ii) each director of the Company,
(iii) each of the executive officers named in the table under "Executive Compensation--Summary Compensation Table" and (iv) all directors and executive officers as a group. Except as otherwise indicated in the footnotes to this table, the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable. Unless otherwise indicated, the address for each stockholders is: c/o IA Corporation I, 1900 Powell Street, Suite 600, Emeryville, CA 94608-1840.

                                                                   Shares
                                                                Beneficially
                                                                 Owned(1)(2)
                                                              -----------------
             Name and Address of Beneficial Owner              Number   Percent
             ------------------------------------             --------- -------
   Warburg, Pincus Investors, L.P.(2).......................  4,592,708  47.1
    466 Lexington Avenue
    New York, NY 10017
   Henry Kressel(3)                                           4,592,708  47.1
    466 Lexington Avenue
    New York, NY 10017
   Stewart K. P. Gross(3)...................................  4,592,708  47.1
    466 Lexington Avenue
    New York, NY 10017
   Chakravarthi V. Ravi.....................................    412,018   4.2
   Kevin D. Moran(4)........................................    145,200   1.5
   David M. Winkler(5)......................................    142,653   1.5
   William E. Guthrie(6)....................................     54,950     *
   William Hipps............................................      8,000     *
   Randy H. Katz(7).........................................     23,625     *
   Timothy F. McCarthy (8)..................................     66,250     *
   Geraldine McGrath(9).....................................     41,000     *
   John R. Oltman(10).......................................     54,125     *
   All Named Executive Officers and directors as a group (11
    persons)(11)............................................  5,540,529  54.7

--------
  * Less than 1%.
 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of April 30, 1999, are deemed outstanding. Except as indicated in the footnotes to this table and as provided pursuant to applicable community property laws, the stockholders named in the table have sole voting and investment power with respect to the shares set forth opposite each stockholder's name.
 (2) Does not include 2,417,112 shares of non-voting Class B Common Stock owned by Warburg which represents all outstanding Class B Common Stock. Also does not include 29,370 shares of Class A Common Stock to be transferred to Warburg from a former employee in connection with the cancellation of certain indebtedness.
 (3) The sole General Partner of Warburg, Pincus Investors, L.P. ("Warburg") is Warburg, Pincus & Co., a New York general partnership ("WP"). E.M. Warburg, Pincus & Co., LLC, a New York limited liability company ("E.M. Warburg"), manages Warburg. The partners of WP and the members of E.M. Warburg are substantially the same. Lionel I. Pincus is the Managing Partner of WP and the Managing Member of E.M. Warburg and may be deemed to control both entities. WP has a 20% interest in the profits of Warburg, and owns 1.13% of the limited partnership interests in Warburg. Messrs. Kressel and Gross, directors of the Company, are Managing Directors and members of E.M. Warburg and General Partners of WP. As such, Messrs. Kressel and Gross may be deemed to have an indirect pecuniary interest (within the meaning of Rule 16a-1 under the Securities Exchange Act of 1934, as amended) in an indeterminate portion of the shares beneficially owned by Warburg, E.M. Warburg and WP.
 (4) Includes 132,500 shares of Common Stock issuable pursuant to options exercisable within 60 days of April 30, 1999.
 (5) Includes 47,953 shares of Common Stock issuable pursuant to options exercisable within 60 days of April 30, 1999.
 (6) Includes 46,788 shares of Common Stock issuable pursuant to options exercisable within 60 days of April 30, 1999.
 (7) Includes 23,625 shares of Common Stock issuable pursuant to options exercisable within 60 days of April 30, 1999.
 (8) Includes 66,250 shares of Common Stock issuable pursuant to options exercisable within 60 days of April 30, 1999.
 (9) Includes 32,719 shares of Common Stock issuable pursuant to options exercisable within 60 days of April 30, 1999.
(10) Includes 33,125 shares of Common Stock issuable pursuant to options exercisable within 60 days of April 30, 1999. Mr. Oltman's options are granted to JRO Consulting, Inc., a company of which he owns 100% of the capital stock and through which he provides services to the Company solely in his capacity as Director.
(11) Includes 382,960 shares subject to options exercisable within 60 days of April 30, 1999.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                           ON EXECUTIVE COMPENSATION

   The following is the Report of the Compensation Committee of the Company, describing the compensation policies and rationale applicable to the Company's executive officers with respect to the compensation earned by such executive officers for the year ended December 31, 1998.

   The Compensation Committee of the Board of Directors of IA Corporation I establishes the general compensation policies of the Company as well as the compensation plans and specific compensation levels for executive officers. The Compensation Committee during the year ended December 31, 1998 consisted of three independent, non-employee directors. The Compensation Committee was comprised of Messrs. Randy Katz, Henry Kressel and John Oltman.

   The Company's compensation philosophy is to provide a total compensation package that will enable the Company to attract and retain top executive talent, while emphasizing the linkage of compensation to corporate, team and individual performance.

   The compensation program for the executive officers is identical to that for all employees and consists of base salary, commissions, incentive stock options and bonus. Other benefits, such as medical insurance, a defined contribution pension plan, an employee stock purchase plan and supplemental severance benefits, are also available to all eligible employees.

   The Compensation Committee establishes the compensation of the Chief Executive Officer and the other executive officers based on several criteria that affect the Company's performance:

     1. Salaries of executive officers in similar positions of comparable technology companies. Selecting comparable companies is difficult due to the unique nature of the Company, which engages in the development and sales of very large scale, highly sophisticated enterprise application software solutions.

     2. The Company's performance for the prior year, including the ability to meet revenue and profit targets, to manage agreed-upon budgets, progress in the Company's development program and the successful negotiation and execution of collaborative marketing agreements.

     3. The achievement of corporate objectives, which includes focusing and accelerating development towards commercialization, entering business areas where there is the potential for a large return balanced with commensurate risks and other objectives that are designated to maximize stockholder value.

     4. The achievement of personal objectives, which include budgetary control, establishing a revised strategic direction, achieving milestones in the Company's development programs, and achieving planned revenues. Assessment of performance in these regards determines the percentile position of the individual on the base salary scale and also determines, in part, the level of cash bonus and stock option awards.

   In determining the Chief Executive Officer's compensation, the Compensation Committee considered all of the above factors relating to executive officer compensation. Specifically, the Compensation Committee considered the salary of $265,000 necessary to attract and retain an executive with the experience and expertise required to successfully lead the Company's transition from a software development services company to an application software solutions company.

   Section 162(m) of the U.S. Internal Revenue Code limits the tax deductibility by a corporation of compensation in excess of $1 million paid to any of its five most highly compensated executive officers. However, compensation that qualifies as a performance-based is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals under a plan approved by the stockholders of such corporation.

   The Compensation Committee does not presently expect that total cash compensation payable for salaries to exceed the $1 million limit for any individual executive. Having considered the requirements of Section 162(m), the Compensation Committee believes that stock option grants to date meet the requirement that such grants be performance-based and are, therefore, exempt from the limitations on deductibility.

                                          Compensation Committee of the Board
                                           of Directors

                                          Randy Katz
                                          Henry Kressel
                                          John Oltman

         REPORT OF THE BOARD OF DIRECTORS ON REPRICING OF STOCK OPTIONS

   In August 1998, the Board of Directors of the Company approved a plan to allow employees holding outstanding stock options whose exercise price was in excess of the then current market price to elect to have the options repriced to $1.75 per share, the closing price of the Company's Common Stock on the Nasdaq National Market on August 17, 1998. The plan provided for a one-month blackout on the exercise of any repriced stock option, except in the event of death or disability. The plan was implemented to realign the value of previously granted options, upon exercisability, with the market value at the time of the repricing. The expectation was that the opportunity to earn compensation based on appreciation of the Company's Common Stock from the repriced level will motivate employees to achieve superior results over the long term and encourage key employees to remain with the Company. A total of 1,208,378 stock options with exercise prices ranging from $1.81 to $6.00 per share were repriced under the plan.

   Within the past 10 years the following executive officers have had his/her options repriced:

                                                                                          Length Of
                                    Number of                                          Original Option
                                   Securities                                           Term Remaining
                                   Underlying  Market Price Of Exercise Price                 At
                                     Options    Stock At Time    At Time Of     New        Date Of
                          Date Of  Repriced Or of Repricing or  Repricing or  Exercise    Repricing
          Name           Repricing   Amended      Amendment      Amendment     Price     Or Amendment
          ----           --------- ----------- --------------- -------------- -------- ----------------
William G. Hipps........  8/17/98     75,000        $1.75         $2.3100      $1.75   9 Years 136 Days
Geraldine McGrath.......  8/17/98     15,000         1.75          3.0000       1.75   8 Years 299 Days
Geraldine McGrath.......  8/17/98     10,000         1.75          2.0000       1.75   9 Years 110 Days
Kevin D. Moran..........  8/17/98    220,689         1.75          1.8125       1.75   9 Years 345 Days
Kevin D. Moran..........  8/17/98    309,311         1.75          1.8125       1.75   9 Years 345 Days
Chakravarthi V. Ravi....  8/17/98     50,000         1.75          2.8750       1.75   8 Years 361 Days
Chakravarthi V. Ravi....  8/17/98    220,689         1.75          1.8125       1.75   9 Years 345 Days
Chakravarthi V. Ravi....  8/17/98    129,311         1.75          1.8125       1.75   9 Years 345 Days
David M. Winkler........  8/17/98     30,000         1.75          2.8750       1.75   8 Years 361 Days
David M. Winkler........  8/17/98     20,000         1.75          2.0000       1.75   9 Years 110 Days

                                 PROPOSAL NO. 2

         RATIFICATION AND APPROVAL OF AMENDMENT TO THE 1996 STOCK PLAN

General

   The 1996 Stock Plan (the "1996 Plan") was adopted by the Board of Directors in May 1996 and approved by the stockholders in August 1996. A total of 2,100,000 shares of Common Stock have been reserved for issuance under the 1996 Plan. The 1996 Plan provides for the grant of incentive stock options within the meaning of Section 422 of the Code to employees of the Company and for the grant of nonstatutory stock options to employees and consultants of the Company. As of April 30, 1999, options to purchase 3,916,438 shares of Common Stock had been granted to 115 individuals under the 1996 Plan and 411,937 shares remained available for future grants.

Proposals

   Effective April 14, 1999, the Board of Directors ratified an increase to the number of shares reserved under the 1996 Plan by an additional 1,000,000 shares of Common Stock, thereby amending the 1996 Plan and increasing the aggregate number of shares reserved for issuance thereunder to 3,100,000. At the Annual Meeting, the stockholders are being requested to ratify this amendment.

   This amendment to the 1996 Plan is proposed to give the Board of Directors flexibility to grant stock options. The Company believes that grants of stock options motivate high levels of performance and provide an effective means of recognizing employee contributions to the success of the Company. At present, all newly hired full-time employees are eligible to receive stock option grants. The Company believes that this policy is of great value in recruiting and retaining highly qualified technical and other key personnel who are in great demand. The Board of Directors believes that the ability to grant options will be important to the future success of the Company by allowing it to remain competitive in attracting and retaining such key personnel.

Required Vote; Recommendation of Board of Directors

   Affirmative votes constituting a majority of the Votes Cast will be required to ratify and approve the increase in the shares reserved under the 1996 Plan.

   THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THESE PROPOSALS.

Summary of the 1996 Plan

   General. The purpose of the 1996 Plan is to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to the employees, directors and consultants of the Company and to promote the success of the Company's business. Options granted under the 1996 Plan may be either "incentive stock options", as defined in Section 422 of the Code or nonstatutory stock options. In addition, stock purchase rights ("SPRs") may be granted under the 1996 Plan.

   Administration. The 1996 Plan may generally be administered by the Board of Directors or a committee appointed by the Board of Directors (the "Administrator"). Subject to the other provisions of the 1996 Plan, the Board of Directors has the authority to (i) interpret the 1996 Plan and apply its provisions; (ii) prescribe, amend or rescind rules and regulations relating to the 1996 Plan; (iii) select the persons to whom options are to be granted;
(iv) determine the number of shares to be made subject to each option; (v) reduce the exercise price of any option to the then current fair market value;
(vi) prescribe the terms and conditions of each option (including the exercise price, whether an option will be classified as an incentive stock option or a nonstatutory stock option and the provisions of the stock option agreement to be entered into between the Company and the grantee; (vii) amend any outstanding option subject to applicable legal and 1996 Plan restrictions;
(viii) authorize any person to execute, on behalf of the Company, any instrument required to effect the grant of an option; and (ix) take any other actions deemed necessary or advisable for the administration of the 1996 Plan. All decisions, interpretations and other actions of the Administrator shall be final and binding on all holders of options and on all persons deriving their rights therefrom.

   Eligibility; Limitations. Nonstatutory stock options and SPRs may be granted under the 1996 Plan to employees, directors and consultants of the Company and any parent or subsidiary of the Company.

   Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company's ability to deduct the compensation income associated with options granted to such persons, the 1996 Plan, as amended, will provide that no employee may be granted, in any fiscal year of the Company, options to purchase more than 350,000 shares of Common Stock. Notwithstanding this limit, however, in connection with an employee's initial employment, he or she may be granted options to purchase up to an additional 600,000 shares of Common stock.

   Terms and Conditions of Options. Each option granted under the 1996 Plan is evidenced by a written stock option agreement between the Company and the optionee, and is subject to the following additional terms and conditions:

     (a) Exercise Price. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted; provided, however, the exercise price of an incentive stock option granted to a an optionee who owns more than 10% of the voting power of all classes of stock at the time of grant may not be less than 110% of the fair market value of the Common Stock on the date such option is granted. The fair market value of the Common Stock is generally determined with reference to the closing sale price for the Common Stock (or the closing bid if no sales were reported) on the last market trading day prior to the date the option is granted. The exercise price of a nonstatutory stock option may be determined by the Administrator; provided, however, the exercise price of a nonstatutory stock option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code may not be less than 100% of the fair market value of the Common Stock on the date of grant.

      (b) Exercise of Option. Each stock option agreement will specify the term of the option and the date when the option is to become exercisable. The vesting terms of such options are to be determined by the Administrator. Options granted under the 1996 Plan generally become exercisable at a rate whereby 25% of the shares subject to the option shall vest 12 months after the vesting commencement date, and 1/48 of the Shares subject to the option shall vest each month thereafter. In December 1998, the Company's Compensation Committee granted a total of 376,000 options which become exercisable at a rate whereby 1/3 of the shares shall vest 12 months after the vesting commencement date, 2.5% of the shares shall vest each month during months 13 through 24, and 3.33% of the shares shall vest each month during month 25 through 36. After 36 months the shares are 100% vested. All options have a 10-year term, except in the case of an optionee who owns more than 10% of the voting power of all classes of stock at the time of grant, in which case the term of an incentive stock option will be five years. An option is exercised by giving written notice of exercise to the Company, specifying the number of full shares of Common Stock to be purchased and by tendering full payment of the purchase price to the Company.

     (c) Form of Consideration. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 1996 Plan permits payment to be made by cash, check, promissory note, other shares of Common Stock of the Company (with some restrictions), cashless exercise, a reduction in the amount of any Company liability to the optionee, any other form of consideration permitted by applicable law, or any combination thereof.

     (d) Term of Option. The term of an incentive stock option may be no more than 10 years from the date of grant; provided that in the case of an incentive stock option granted to a 10% stockholder, the term of the option may be no more than five years from the date of grant. No option may be exercised after the expiration of its term.

     (e) Termination of Employment. In the event an optionee's continuous status as an employee or consultant terminates for any reason (other than upon the optionee's death or disability), the optionee may exercise his or her option, but only within such period of time not to exceed three months from the date of such termination, as is determined by the Administrator (with such determination being made at the time of grant and not exceeding 90 days in the case of an incentive stock option) and only to the extent that the optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such option as set forth in the option agreement).

     (f) Permanent Disability. In the event an optionee's continuous status as an employee or consultant terminates as a result of permanent and total disability (as defined in Section 22(e)(3) of the Code), the optionee may exercise his or her option, but only within 12 months from the date of such termination, and only to the extent that the optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such option as set forth in the option agreement).

     (g) Death. In the event of an optionee's death, the Options shall become 100% vested and the optionee's estate or a person who acquired the right to exercise the deceased optionee's option by bequest or inheritance may exercise the option, but only within 12 months following the date of death (but in no event later than the expiration of the term of such option as set forth in the option agreement).

     (h) Nontransferability of Options. Options granted under the 1996 Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

     (i) Value Limitation. If the aggregate fair market value of all shares of Common Stock subject to an optionee's incentive stock option which are exercisable for the first time during any calendar year exceeds $100,000, the excess options will be treated as nonstatutory stock options.

     (j) Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 1996 Plan as may be determined by the Administrator.

   Stock Purchase Rights. In the case of stock purchase rights, unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchase to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

   Adjustments Upon Changes in Capitalization. In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments will be made in the number and class of shares of stock subject to the 1996 Plan, the number and class of shares of stock subject to any option outstanding under the 1996 Plan, and the exercise price of any such outstanding option.

   In the event of a liquidation or dissolution, any unexercised options will terminate. The Administrator may, in its discretion, provide that each optionee will have the right to exercise all of the optionee's options, including those not otherwise exercisable, until the date 10 days prior to the consummation of the liquidation or dissolution.

   Notwithstanding the above, in the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, the 1996 Plan requires that each outstanding option be assumed or an equivalent option be substituted by the successor corporation; provided, however, if such successor or purchaser refuses to assume the then outstanding options, the 1996 Plan provides for the full acceleration of the exercisability of all outstanding options for a period of fifteen days from the date of notice of acceleration to the optionee, with the option terminating upon expiration of such period.

   Amendment and Termination of the 1996 Plan. The Board of Directors may amend, alter, suspend or terminate the 1996 Plan, or any part thereof, at any time and for any reason. However, the Company will obtain stockholder approval for any amendment to the 1996 Plan to the extent necessary to comply with
Section 162(m) and Section 422 of the Code, or any similar rule or statute. No such action by the Board of Directors or stockholders may alter or impair any option previously granted under the 1996 Plan without the written consent of the optionee. Unless terminated earlier, the 1996 Plan will terminate 10 years from the date of its approval by the stockholders or the Board of Directors, whichever is earlier.

Federal Income Tax Consequences

   Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of
(i) the fair market value of the shares at the date of the option exercise or
(ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% stockholder of the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

   Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

   The foregoing is only a summary of the effect of federal income taxation upon optionees and the Company with respect to the grant and exercise of options under the 1996 Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee's or consultant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee or consultant may reside.

   Stock Purchase Rights. Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code, because the Company my repurchase the stock when the purchaser ceases to provide services to the Company. As a result of this substantial risk of forfeiture, the purchase will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture (i.e., when the Company's right of repurchase lapses). The purchaser's ordinary income is measured as the difference between the purchase price and the fair market value of the stock is no longer subject to right of repurchase.

   The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing, (i.e., within thirty days of the purchase), an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the air market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director, or 10% stockholder of the Company.

1996 Plan Activity

   As of the date of this proxy statement, there has been no determination by the Board of Directors or the Stock Plan Committee with respect to future awards under the 1996 Plan. Accordingly, future awards are not determinable. The following table sets forth information with respect to options granted under the 1996 Plan during the fiscal year ended December 31, 1998 to (i) the Company's "Named Executive Officers", (ii) all current executive officers as a group, (iii) all current directors who are not executive officers as a group and (iv) all employees, including all current officers who are not executive officers, as a group. The term of all options outstanding under the 1996 Plan is 10 years from the date of grant.

                                           Shares Subject to
                                                Options      Average Price Per
 Name of Individual or Identity of Group     Granted(1)(2)     Share (1)(2)
 ---------------------------------------   ----------------- -----------------
William E. Guthrie........................       10,000            $0.56
William G. Hipps..........................       75,000             1.75
Geraldine McGrath.........................       15,000             0.56
Kevin D. Moran............................      530,000             1.75
Chakravarthi V. Ravi......................      350,000             1.75
David M. Winkler..........................        5,000             0.56
All executive officers as a group (7
 persons).................................      985,000             1.71
All Directors who are not executive
 officers as a group (4 persons)..........      397,500             1.79
All other employees (excluding executive
 officers and directors) as a group.......      912,122             1.50

--------
(1) Excludes options repriced during the fiscal year ended December 31, 1998. Average price per share takes into account the effect of the August 1998 repricing.
(2) During the fiscal year ended December 31, 1998, the Company granted an aggregate of 1,382,500 options to directors and executive officers of the Company at a weighted average exercise price of $1.74 per share.

                                 PROPOSAL NO. 3

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

   The reappointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 1999 has been approved by the Board of Directors, subject to ratification by the stockholders.

Vote Required; Recommendation of Board of Directors

   Although not required to be submitted for stockholder approval, the Board of Directors has conditioned its appointment of auditors upon the receipt of the affirmative vote of the holders of a majority of the shares of Common Stock represented, in person or by proxy, and voting at the Annual Meeting. In the event the stockholders do not approve the selection of Ernst & Young LLP, the appointment of independent auditors will be reconsidered by the Board of Directors.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

Transactions with Management

   In July 1998 the Company entered into a severance and non-compete agreement with Dr. Ravi (the "Severance Agreement"). The Severance Agreement supersedes and replaces the agreement dated July 31, 1992 between the Company and Dr. Ravi. Pursuant to the Severance Agreement, if the Company terminates Dr. Ravi's employment other than for Cause, or if Dr. Ravi resigns as a result of a Constructive Termination, Change of Control or if Dr. Ravi's employment is terminated due to disability, death or mutual agreement (each as defined in the Severance Agreement), the Company agreed to continue to provide health and welfare benefits to Dr. Ravi and to pay Dr. Ravi his then-effective salary and car allowance for 18 months after such termination (the "Severance Period"). Pursuant to the Severance Agreement, Dr. Ravi also agreed not to maintain or enter into any employment position or consulting relationship with a Direct Competitor (as defined in the Severance Agreement). In addition In July 1998, the Company granted Dr. Ravi 350,000 options to purchase the Company's Common Stock, the vesting of which accelerated in the event of termination of Dr. Ravi's employment for other than Cause, by mutual agreement, or if Dr. Ravi resigns as a result of Constructive Termination or Change of Control (as defined in the Stock Option Agreement) such options become immediately exercisable. In January 1999, Dr. Ravi's employment as President and Chief Executive Officer of the Company was terminated by mutual agreement. As a result, all options to purchase shares of the Company's Common Stock held by Dr. Ravi, became immediately exercisable pursuant to the terms of the Stock Option Agreement.

   In July 1998 the Company entered into an employment agreement with Mr. Moran (the "Employment Agreement"). Pursuant to the Employment Agreement Mr. Moran is guaranteed a salary for the first 12 months of employment equal to $265,000 and a bonus of $250,000 to be paid in quarterly installments. Mr. Moran was also granted options to purchase 530,000 shares of the Company's Common Stock. These stock options vest 25% at the end of one year, and 1/48th of the total vests each month thereafter until fully vested after four years. If a Change of Control (as defined in the Employment Agreement) occurs during the first two years of Mr. Moran's employment and if Mr. Moran is not offered an equivalent position in the Combined Entity (as defined in the Employment Agreement), the vesting of such stock options shall become accelerated such that 50% of such stock options shall become immediately exercisable even as to stock options which are otherwise unvested. If a Change of Control occurs during the third or fourth years of Mr. Moran's employment, the vesting of such stock options shall become accelerated such that 100% of such stock options shall become immediately exercisable even as to stock options which are otherwise unvested. Mr. Moran is eligible to receive additional stock options at the discretion of the Board of Directors. The Employment Agreement also calls for payment of up to 12 months' base salary as severance in the event Mr. Moran's employment is terminated for any reason other than Cause (as defined in the Employment Agreement).

   In July 1998 the Company entered into a consulting agreement with Mr. McCarthy pursuant to which the Company granted Mr. McCarthy options to purchase 265,000 shares of the Company's Common Stock in exchange for consulting services (the "Consulting Agreement"). Pursuant to the terms of this Consulting Agreement, if a Change of Control (as defined in the Consulting Agreement) occurs during the first two years of Mr. McCarthy's employment as a consultant and if equivalent services are not required of Mr. McCarthy by the Combined Entity (as defined in the Consulting Agreement), the vesting of such stock options shall become accelerated such that 50% of such stock options shall become immediately exercisable even as to stock options which are otherwise unvested. If a Change of Control occurs during the third or fourth years of Mr. McCarthy's employment as a consultant, the vesting of such stock options shall become accelerated such that 100% of such stock options shall become immediately exercisable even as to stock options which are otherwise unvested.

   In August 1998 the Company granted Mr. Oltman options to purchase 132,500 shares of the Company's Common Stock as a reward for his service on the Board of Directors. These stock options vest 25% at the end of one year, and 1/48th of the total vests each month thereafter until fully vested after four years. If a Change of Control (as defined in the Unanimous Written Consent of the Board of Directors dated August 14, 1998) occurs during the first two years of the vesting period, the vesting of such stock options shall become accelerated such that 50% of such stock options shall become immediately exercisable even as to stock options which are otherwise unvested. If a Change of Control occurs during the third or fourth year of the vesting period, the vesting of such stock options shall become accelerated such that 100% of such stock options shall become immediately exercisable even as to stock options which are otherwise unvested.

   In August 1998 the Board of Directors of the Company approved a plan to allow employees, including executive officers, holding outstanding stock options whose exercise price was in excess of the then current market price to elect to have the options repriced to $1.75 per share. See "REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION--REPORT OF THE BOARD OF DIRECTORS ON REPRICING OF STOCK OPTIONS"

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC"). Such officers, directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file.

   Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that Forms 5 have been filed for such persons as required, the Company believes that, during the year ended December 31, 1998, all reporting persons complied with Section 16(a) filing requirements applicable to them, except for Forms 5 which were filed late by William Hipps and John Oltman, a Form 4 which was filed late by Kevin Moran and a Form 3 which was filed late by Timothy McCarthy,

                        EXECUTIVE OFFICER COMPENSATION

Executive Compensation

   The following table sets forth information concerning the compensation paid by the Company during the year ended December 31, 1998 to the two individuals who served as Chief Executive Officer of the Company and each of the Company's four other most highly compensated executive officers (collectively, the "Named Executive Officers").

                          Summary Compensation Table

                                                                      Long-Term
                                                                     Compensation
                                                                        Awards
                                                                     ------------
                               Annual Compensation                    Securities
                         ----------------------------------------     Underlying
   Name and Principal                                                  Options/
        Position         Year Salary($)   Bonus($)       Other($)      SAR's(#)
   ------------------    ---- ---------   --------       --------    ------------
Kevin D. Moran(1)....... 1998  107,019    125,000(5)           B       530,000
 President, Chief
 Executive Officer and
 Chairman of the Board
Chakravarthi V.
 Ravi(2)................ 1998  258,609(4)      --             --       350,000
 Former Chief            1997  226,446     30,000             --        50,000
 Executive Officer       1996  217,783(4) 103,000             --            --
David M. Winkler........ 1998  161,120     10,000(5)          --         5,000
 Vice President and      1997  155,070(4)  20,000             --        50,000
 Chief Financial Officer 1996  130,679(4)  61,800             --        36,659
Geraldine McGrath....... 1998  135,527(4)   5,000(5)          --        15,000
 Vice President and      1997  129,454(4)   5,000             --        25,000
 General Counsel         1996  102,456(4)  25,000             --        17,500
William E. Guthrie...... 1998  129,227(4)  54,114(6)          --        10,000
 Vice President, Sales   1997  120,275     91,356             --            --
                         1996  124,610(4) 144,784             --            --
William G. Hipps(3)..... 1998  121,162     55,000(5)(7)  $88,772(7)     75,000
 Vice President,
 Product Marketing

--------
(1) Mr. Moran joined the Company in August 1998 as President and Chief Executive Officer. In January 1999, Mr. Moran was appointed Chairman of the Board.
(2) Dr. Ravi resigned from his position as Chief Executive Officer in August 1998. He resigned from his position as Chairman of the Board and Chief Strategy Officer in January 1999. He retained a seat on the Board of Directors.
(3) Mr. Hipps joined the Company in March 1998 and resigned in February 1999.
(4) Includes income from pay in lieu of vacation time as follows: (a) 1998:
    Dr. Ravi, $9,604; Ms. McGrath, $9,694; and Mr. Guthrie, $9,230; (b) 1997:
    Mr. Winkler, $5,770 and Ms. McGrath $9,624; and (c) 1996: Dr. Ravi, $11,885; Mr. Winkler, $7,132; Ms. McGrath, $2,734; and Mr. Guthrie $4,615.
(5) A portion or all of these bonuses were earned in 1998 but paid in 1999. Amounts paid in 1999 were as follows: Mr. Moran, $62,500; Mr. Winkler, $10,000; Ms. McGrath, $5,000 and Mr. Hipps, $5,000.
(6) Entire amount represents sales commission payments.
(7) Includes bonus of $50,000 paid in connection with Mr. Hipps' initial employment and reimbursement for relocation expenses in the amount of $88,772.

Option Grants During Fiscal 1998

   The following table sets forth, as to the Named Executive Officers, information concerning stock options granted during the fiscal year ended December 31, 1998.

                                       Individual Grants(1)
                         ------------------------------------------------
                                                                               Potential
                                                                          Realizable Value at
                                                                            Assumed Annual
                           Number of     % of Total                         Rates of Stock
                          Securities      Options                         Price Appreciation
                          Underlying     Granted to   Average             for Option Term (5)
                            Options     Employees in  Exercise Expiration -------------------
          Name           Granted(1)(2) Fiscal Year(3) Price(4)    Date       5%       10%
          ----           ------------- -------------- -------- ---------- -------- ----------
Kevin D. Moran (6)......    530,000         22.6%      $1.75     7/27/08  $579,266 $1,465,665
Chakravarthi V. Ravi
 (7)....................    350,000         14.9%       1.75     8/17/08   385,198    976,167
David M. Winkler........      5,000          0.2%       0.56    12/28/08     1,769      4,482
Geraldine McGrath.......     15,000          0.6%       0.56    12/28/08     5,306     13,447
William E. Guthrie......     10,000          0.4%       0.56    12/28/08     3,538      8,965
William G. Hipps........     75,000          3.2%       1.75     2/01/08    76,986    192,109

--------
(1) Excludes stock options that were repriced in August 1998. A total of 1,208,378 stock options with exercise prices ranging from $6.00 to$1.81 per share were repriced to $1.75. Mr. Moran repriced 530,000 stock options with an exercise price of $1.81. Mr. Winkler repriced 50,000 stock options with exercise prices ranging from $2.88 to $2.00. Ms. McGrath repriced 25,000 stock options from prices ranging from $3.00 to $2.00. Dr. Ravi repriced 400,000 stock options with exercise prices ranging from $2.88 to $1.81. Mr. Hipps repriced 75,000 stock options with an exercise price of $2.31.
(2) Options granted under the 1996 Stock Plan generally become exercisable at a rate of 25% of the shares subject to the option at the end of the first year and 1/48th of the shares subject to the option at the end of each month thereafter, as long as the individual is employed by the Company. In December 1998, the Company granted a total of 376,000 options with revised vesting. These options become exercisable at a rate whereby 1/3 of the shares shall vest 12 months after the vesting commencement date, 2.5% of the shares shall vest each month during months 13 through 24, and 3.33% of the shares shall vest each month during months 25 through 36. Of these 376,000 options, 30,000 options were granted to Named Executive Officers as follows: Mr. Winkler, 5,000 options; Mr. Guthrie, 10,000 options; and Ms. McGrath, 15,000 options. All options were granted at an exercise price equal to the fair market value of the Company's Common Stock as determined by the Nasdaq National Market closing price per share on the date of grant.
(3) The Company granted options to purchase 2,344,622 shares of Common Stock during 1998, which excludes 1,208,378 repriced options.
(4) Reflects average exercise price after the August 1998 repricing.
(5) The 5% and 10% assumed annual compound rates of stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices.
(6) Options granted to Mr. Moran are subject to accelerated vesting under change of control provisions contained in an employment agreement between Mr. Moran and the Company.
(7) On January 25, 1999, Dr. Ravi's employment terminated by reason of mutual agreement between Dr. Ravi and the Company's Board of Directors. Pursuant to a severance agreement between Dr. Ravi and the Company, such termination caused the vesting on these options to accelerate in full. On April 23, 1999, Dr. Ravi exercised 85,713 of these options. The remaining 264,287 options expired and have been canceled.

Option Exercises During Fiscal 1998

   The following table sets forth information concerning option holdings for the fiscal year ended December 31, 1998, with respect to each of the Named Executive Officers. No options were exercised by any of the other Named Executive Officers during such fiscal year. No stock appreciation rights were granted during such year.

         Aggregated Option Exercises and Fiscal Year-end Option Values

                                                   Number of Securities      Value of Unexercised
                           Shares                 Underlying Unexercised         In-the-Money
                          Acquired                  Options at 12/31/98     Options at 12/31/98(1)
                             on         Value    ------------------------- -------------------------
          Name           Exercise(#) Realized($) Exercisable Unexercisable Exercisable Unexercisable
          ----           ----------- ----------- ----------- ------------- ----------- -------------
Kevin D. Moran..........       --           --          --      530,000           --          --
Chakravarthi V. Ravi....       --           --     212,185      384,375     $120,042          --
David M. Winkler(2).....   13,142      $26,096      43,585       60,622        5,526      $2,450
Geraldine McGrath.......       --           --      26,444       40,275        8,338       4,168
William E. Guthrie......       --           --      40,488       31,350       14,182       7,869
William G. Hipps........       --           --      18,750       56,250           --          --

--------
(1) Based on the fair market value of the Company's Common Stock Price on December 31, 1998, $0.62 per share, as reported on the Nasdaq National Market less the exercise price payable for such shares.
(2) Based on the fair market value of the Company's Common Stock Price on January 8, 1998, $2.00 per share, as reported on the Nasdaq National Market, less the exercise price payable for such shares.

Employment Agreements and Change-in Control Arrangements

   Mr. Moran has an employment agreement with the Company that, under certain circumstances, allows for a severance payment of up to 12 months' salary. Please see "Transactions with Management" for details of Mr. Moran's employment agreement.

   Prior to 1998 Dr. Ravi had a severance agreement with the Company that, under certain circumstances, allowed for a severance payment of up to 12 months' salary. In July 1998, the Company's Board of Directors terminated this agreement and entered into a new severance agreement with Dr. Ravi. Please see "Transactions with Management" for details of Dr. Ravi's severance agreement.

Compensation Committee Interlocks and Insider Participation

   The Compensation Committee of the Company's Board of Directors, formed in January 1994, currently consists of Messrs. Katz, Kressel and Oltman. None of these individuals were at any time during fiscal 1998, or at any other time, an officer or employee of the Company. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

Stock Performance Graph

   In accordance with Exchange Act regulations, the following performance graph compares the cumulative total stockholder return on the Company's Common Stock to the cumulative total return on the Nasdaq Composite Index and on the Hambrecht & Quist Technologies Index over the same period. The graph assumes the value of the investment in the Company's Common Stock and each index was $100 at November 8, 1996 (the date of the Company's initial public offering) and that all dividends were reinvested. The information contained in the performance graphs shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

                COMPARISON OF 26 MONTH CUMULATIVE TOTAL RETURN*
          AMONG IA CORPORATION I, THE NASDAQ STOCK MARKET (U.S.) INDEX
                   AND THE HAMBRECHT & QUIST TECHNOLOGY INDEX

                        [PERFORMANCE GRAPH APPEARS HERE]


                                             11/8/96 12/31/96 12/31/97 12/31/98
                                             ------- -------- -------- --------
H & Q Technology Index...................... $100.00 $101.89  $135.90  $187.00
Nasdaq Composite Index...................... $100.00 $102.67  $124.88  $178.00
IA Corporation Index........................ $100.00 $ 85.45  $ 28.18  $  9.00

--------
* $100 invested on 11/08/96 in stock or index-including reinvestment of dividends.
  Fiscal Year ending December 31.

                                 OTHER MATTERS

   The Company does not currently intend to bring before the Annual Meeting any matters other than those set forth herein, and has no present knowledge that any other matters will or may be brought before the meeting by others. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxies in accordance with their judgment.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          DAVID M. WINKLER
                                          Chief Financial Officer, Vice
                                           President and Secretary

Emeryville, California
May 14, 1999

                              IA CORPORATION I
                              1996 STOCK PLAN


    1.  Purposes of the Plan.  The purposes of this Stock Plan are:
        --------------------

        . to attract and retain the best available personnel for positions of substantial responsibility;

        .   to provide additional incentive to Employees and Consultants; and

        .   to promote the success of the Company's business.

        Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

    2.  Definitions.  As used herein, the following definitions shall apply:
        -----------

        (a)  "Administrator" means the Board or any of its Committees as shall
              -------------
be administering the Plan, in accordance with Section 4 of the Plan.

        (b)  "Applicable Laws" means the legal requirements relating to the
              ---------------
administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

        (c)  "Board" means the Board of Directors of the Company.
              -----

        (d)  "Code" means the Internal Revenue Code of 1986, as amended.
              ----

        (e)  "Committee"  means a Committee appointed by the Board in accordance
              ---------
with Section 4 of the Plan.

        (f)  "Common Stock" means the Common Stock of the Company.
              ------------

        (g)  "Company" means IA Corporation I, a Delaware corporation.
              -------

        (h)  "Consultant" means any person, including an advisor, engaged by the
              ----------
Company or a Parent or Subsidiary to render services and who is compensated for such services. The term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

        (i)  "Continuous Status as an Employee or Consultant" means that the
              ----------------------------------------------
employment or consulting relationship with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the one hundred eighty-first (181st) day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

        (j)  "Director" means a member of the Board.
              --------

        (k)  "Disability" means total and permanent disability as defined in
              ----------
Section 22(e)(3) of the Code.

        (l)  "Employee" means any person, including Officers and Directors,
              --------
employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

        (m)  "Exchange Act" means the Securities Exchange Act of 1934, as
              ------------
amended.

        (n)  "Fair Market Value" means, as of any date, the value of Common
              -----------------
Stock determined as follows:

            (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

            (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

            (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

        (o)  "Incentive Stock Option" means an Option intended to qualify as an
              ----------------------
incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        (p)  "Nonstatutory Stock Option" means an Option not intended to qualify
              -------------------------
as an Incentive Stock Option.

        (q)  "Notice of Grant" means a written notice evidencing certain terms
              ---------------
and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

        (r)  "Officer" means a person who is an officer of the Company within
              -------
the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (s)  "Option" means a stock option granted pursuant to the Plan.
              ------

        (t)  "Option Agreement" means a written agreement between the Company
              ----------------
and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

        (u)  "Option Exchange Program" means a program whereby outstanding
              -----------------------
options are surrendered in exchange for options with a lower exercise price.

        (v)  "Optioned Stock" means the Common Stock subject to an Option or
              --------------
Stock Purchase Right.

        (w)  "Optionee" means an Employee or Consultant who holds an outstanding
              --------
Option or Stock Purchase Right.

        (x)  "Parent" means a "parent corporation", whether now or hereafter
              ------
existing, as defined in Section 424(e) of the Code.

        (y)  "Plan" means this 1996 Stock Plan.
              ----

        (z)  "Restricted Stock" means shares of Common Stock acquired pursuant
              ----------------
to a grant of Stock Purchase Rights under Section 11 below.

        (aa) "Restricted Stock Purchase Agreement" means a written agreement
              -----------------------------------
between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

        (bb) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor
              ----------
to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

        (cc) "Section 16(b)" means Section 16(b) of the Securities Exchange Act
              -------------
of 1934, as amended.

        (dd) "Share" means a share of the Common Stock, as adjusted in
              -----
accordance with Section 13 of the Plan.

        (ee) "Stock Purchase Right" means the right to purchase Common Stock
              --------------------
pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

        (ff) "Subsidiary" means a "subsidiary corporation", whether now or
              ----------
hereafter existing, as defined in Section 424(f) of the Code.

    3.  Stock Subject to the Plan.  Subject to the provisions of Section 13 of
        -------------------------
the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is three million one hundred thousand (3,100,000) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

        If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated).

    4.  Administration of the Plan.
        --------------------------

        (a)  Procedure.
             ---------

             (i)   Multiple Administrative Bodies.  If permitted by Rule 16b-3,
                   ------------------------------
the Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

             (ii)   Administration With Respect to Directors and Officers
                    -----------------------------------------------------
Subject to Section 16(b).  With respect to Option or Stock Purchase Right
------------------------
grants made to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in a manner complying with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted to comply with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made.

          (iii)  Administration With Respect to Other Persons.  With respect to
                 --------------------------------------------
Option or Stock Purchase Right grants made to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by
(A) the Board or (B) a committee designated by the Board, which committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

        (b) Powers of the Administrator.  Subject to the provisions of the Plan,
            ---------------------------
and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

            (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

            (ii) to select the Consultants and Employees to whom Options and Stock Purchase Rights may be granted hereunder;

            (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof, are granted hereunder;

            (iv) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

            (v)    to approve forms of agreement for use under the Plan;

            (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

            (vii) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

            (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

            (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

            (x) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

            (xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

            (xii)  to institute an Option Exchange Program;

            (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

        (c) Effect of Administrator's Decision.  The Administrator's decisions,
            ----------------------------------
determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

    5.  Eligibility.  Nonstatutory Stock Options and Stock Purchase Rights may
        -----------
be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option or Stock Purchase Right may be granted additional Options or Stock Purchase Rights.

    6.  Limitations.
        -----------

        (a) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted. If an Option is granted hereunder that is part Incentive Stock Option and part Nonstatutory Stock Option due to becoming first exercisable in any calendar year in excess of one hundred thousand dollars ($100,000), the Incentive Stock Option portion of such Option shall become exercisable first in such calendar year, and the Nonstatutory Stock Option portion shall commence becoming exercisable once the one hundred thousand dollars ($100,000) limit has been reached.

        (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

        (c) The following limitations shall apply to grants of Options to
Employees:

            (i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than three hundred fifty thousand (350,000) Shares.

            (ii) In connection with his or her initial employment, an Employee may be granted Options to purchase up to an additional six hundred thousand (600,000) Shares which shall not count against the limit set forth in subsection
(i) above.

            (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 13.

            (iv) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the canceled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

    7.  Term of Plan.  Subject to Section 19 of the Plan, the Plan shall become
        ------------
effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

    8.  Term of Option.  The term of each Option shall be stated in the Notice
        --------------
of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

    9.  Option Exercise Price and Consideration.
        ---------------------------------------

        (a) Exercise Price.  The per share exercise price for the Shares to be
            --------------
issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

            (i)    In the case of an Incentive Stock Option

                   (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                   (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

            (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

        (b) Waiting Period and Exercise Dates.  At the time an Option is
            ---------------------------------
granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

        (c) Form of Consideration.  The Administrator shall determine the
            ---------------------
acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

            (i)    cash; or

            (ii)   check; or

            (iii)  promissory note; or

            (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; or

            (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

            (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement; or

            (vii)  any combination of the foregoing methods of payment; or

            (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

    10. Exercise of Option.
        ------------------

        (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted
            -----------------------------------------------
hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

            An Option may not be exercised for a fraction of a Share.

            An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

            Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

        (b) Termination of Employment or Consulting Relationship.  Upon
            ----------------------------------------------------
termination of an Optionee's Continuous Status as an Employee or Consultant, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Notice of Grant, up to a maximum of three (3) months from the date of termination, to the extent that he or she is entitled to exercise it on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        Notwithstanding the above, in the event of an Optionee's change in status from Consultant to Employee or Employee to Consultant, the Optionee's Continuous Status as an Employee or Consultant shall not automatically terminate solely as a result of such change in status. In such event, an Incentive

Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option three months and one day following such change of status.

        (c) Disability of Optionee.  Upon termination of an Optionee's
            ----------------------
Continuous Status as an Employee or Consultant as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of termination, but only to the extent that the Optionee is entitled to exercise it on the date of termination (and in no event later than the expiration of the term of the Option as set forth in the Notice of Grant). If, on the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        (d) Death of Optionee.  Upon the death of an Optionee, the Option shall
            -----------------
become one hundred percent (100%) vested and may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance. If the Optionee's estate or the person who acquires the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        (e) Buyout Provisions.  The Administrator may at any time offer to buy
            -----------------
out for a payment in cash or Shares, an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

        (f) Rule 16b-3.  Options granted to individuals subject to Section 16 of
            ----------
the Exchange Act ("Insiders") must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

    11. Stock Purchase Rights.
        ---------------------

        (a) Rights to Purchase.  Stock Purchase Rights may be issued either
            ------------------
alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer, which shall in no event exceed six (6) months from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

        (b) Repurchase Option.  Unless the Administrator determines otherwise,
            -----------------
the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

        (c) Rule 16b-3.  Stock Purchase Rights granted to Insiders, and Shares
            ----------
purchased by Insiders in connection with Stock Purchase Rights, shall be subject to any restrictions applicable thereto in compliance with Rule 16b-3. An Insider may only purchase Shares pursuant to the grant of a Stock Purchase Right, and may only sell Shares purchased pursuant to the grant of a Stock Purchase Right, during such time or times as are permitted by Rule 16b-3.

        (d) Other Provisions.  The Restricted Stock Purchase Agreement shall
            ----------------
contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

        (e) Rights as a Shareholder.  Once the Stock Purchase Right is
            -----------------------
exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

    12. Non-Transferability of Options and Stock Purchase Rights.  An Option or
        --------------------------------------------------------
Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

    13. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset
        ------------------------------------------------------------------------
Sale.
----

        (a) Changes in Capitalization.  Subject to any required action by the
            -------------------------
shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

        (b) Dissolution or Liquidation.  In the event of the proposed
            --------------------------
dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

        (c) Merger or Asset Sale.  In the event of a merger of the Company with
            --------------------
or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If an Option or Stock Purchase Right is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option or Stock Purchase Right shall be fully exercisable and vested for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. In the event an Option or Stock Purchase right becomes fully exercisable and vested pursuant to the preceding sentence, such Option or Stock Purchase Right shall only be exercisable in full; no fractional exercise shall be permitted. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

    14. Date of Grant.  The date of grant of an Option or Stock Purchase Right
        -------------
shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

    15. Amendment and Termination of the Plan.
        -------------------------------------

        (a) Amendment and Termination.  The Board may at any time amend, alter,
            -------------------------
suspend or terminate the Plan.

        (b) Shareholder Approval.  The Company shall obtain shareholder approval
            --------------------
of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

        (c) Effect of Amendment or Termination.  No amendment, alteration,
            ----------------------------------
suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

    16. Conditions Upon Issuance of Shares.
        ----------------------------------

        (a) Legal Compliance.  Shares shall not be issued pursuant to the
            ----------------
exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        (b) Investment Representations.  As a condition to the exercise of an
            --------------------------
Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

    17. Liability of Company.
        --------------------

        (a) Inability to Obtain Authority.  The inability of the Company to
            -----------------------------
obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        (b) Grants Exceeding Allotted Shares.  If the Optioned Stock covered by
            --------------------------------
an Option or Stock Purchase Right exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option or Stock Purchase Right shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 15(b) of the Plan.

    18. Reservation of Shares.  The Company, during the term of this Plan, will
        ---------------------
at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

    19. Shareholder Approval.  Continuance of the Plan shall be subject
        --------------------
to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws and the rules of any stock exchange upon which the Common Stock is listed.

                              IA Corporation I

                           STOCK OPTION AGREEMENT


     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.   NOTICE OF STOCK OPTION GRANT
     ----------------------------

     You have been granted an option to purchase Common Stock of the Company as stated on the Notice of Grant of Stock Options and Option Agreement attached hereto ("Notice of Grant"), subject to the terms and conditions of the Plan and this Option Agreement.

     Vesting Schedule:
     ----------------

     This Option may be exercised, in whole or in part, in accordance with the following schedule:

     Twenty-five percent (25%) of the Shares subject to the Option shall vest twelve (12) months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter.

     Termination Period:
     ------------------

     This Option may be exercised for three (3) months after termination of the Optionee's Continuous Status as an Employee or Consultant with the Company. Upon the death or Disability of the Optionee, this Option may be exercised for such longer period as provided in the Plan. In no event shall this Option be exercised later than the Term/Expiration Date as stated on the Notice of Grant.

II.  AGREEMENT
     ---------

     1.  Grant of Option. The Plan Administrator of the Company hereby grants to
         ---------------
the Optionee named in the Notice of Grant (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

         If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under
Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the one hundred thousand dollars ($100,000) rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

     2.  Exercise of Option.
         ------------------

         (a) Right to Exercise.  This Option is exercisable during its term in
             -----------------
accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement. In the event of Optionee's death, Disability or other termination of Optionee's employment or consulting relationship, the exercisability of the Option is governed by the applicable provisions of the Plan and this Option Agreement.

         (b) Method of Exercise.  This Option is exercisable by delivery of an
             ------------------
exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

         No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

     3.  Method of Payment. Payment of the aggregate Exercise Price shall be by
         -----------------
any of the following, or a combination thereof, at the election of the Optionee:

         (a) cash; or

         (b) check; or

         (c) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

         (d) surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six
(6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

     4.  Non-Transferability of Option. This Option may not be transferred in
         -----------------------------
any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of

Optionee, only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     5.  Term of Option.  This Option may be exercised only within the term set
         --------------
out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

     6.  Tax Consequences.  Some of the federal and California tax consequences
         ----------------
relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

         (a) Exercising the Option.
             ---------------------

             (i)   Nonstatutory Stock Option.  The Optionee may incur regular
                   -------------------------
federal income tax and California income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

             (ii)  Incentive Stock Option.  If this Option qualifies as an ISO,
                   ----------------------
the Optionee will have no regular federal income tax or California income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee undergoes a change of status from Employee to Consultant, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the ninety-first (91st) day following such change of status.

        (b) Disposition of Shares.
            ---------------------

            (i)   NSO.  If the Optionee holds NSO Shares for at least one (1)
                  ---
year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

            (ii)  ISO.  If the Optionee holds ISO Shares for at least one (1)
                  ---
year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two (2) years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of
(A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price.

        (c) Notice of Disqualifying Disposition of ISO Shares.  If the Optionee
            -------------------------------------------------
sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two (2) years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

     7.  Entire Agreement; Governing Law.  The Plan is incorporated herein by
         -------------------------------
reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by California law except for that body of law pertaining to conflict of laws.

     8.  NO GUARANTEE OF EMPLOYMENT.  OPTIONEE ACKNOWLEDGES AND AGREES THAT THE
         --------------------------
VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR CONSULTANT AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE OR CONSULTANT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTING RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

     By your signature and the signature of the Company's representative on the Notice of Option Grant, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

                                  EXHIBIT A
                                  ---------

                              IA Corporation I
                               1996 STOCK PLAN

                               EXERCISE NOTICE


IA Corporation I
1900 Powell Street, Suite 600
Emeryville, CA  94608-1840
Attention:  Secretary


    1.  Exercise of Option.  Effective as of today, ________________, _____, the
        ------------------
undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of IA Corporation I (the "Company") under and pursuant to the 1996 Stock Plan (the "Plan") and the Stock Option Agreement dated _____________, 19___ (the "Option Agreement"). The purchase price for the Shares shall be $_______________________, as required by the Option Agreement.

    2.  Delivery of Payment.  Purchaser herewith delivers to the Company the
        -------------------
full purchase price for the Shares.

    3.  Representations of Purchaser.  Purchaser acknowledges that Purchaser has
        ----------------------------
received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

    4.  Rights as Shareholder.  Until the issuance (as evidenced by the
        ---------------------
appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

    5.  Tax Consultation.  Purchaser understands that Purchaser may suffer
        ----------------
adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

    6.  Entire Agreement; Governing Law.  The Plan and Option Agreement are
        -------------------------------
incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by California law except for that body of law pertaining to conflict of laws.


Submitted by:                       Accepted by:

PURCHASER:                          IA Corporation I


__________________________________  By: _________________________________
Signature

__________________________________  Its: ________________________________
Print Name


Address:                            Address:
-------                             -------

___________________________         1900 Powell St., Suite 600
                                    Emeryville, CA  94608-1840
___________________________

         This Proxy is solicited on behalf of the Board of Directors

                              IA CORPORATION I
                    1999 ANNUAL MEETING OF STOCKHOLDERS
                               June 16, 1999

     The undersigned stockholder of IA Corporation I, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated May 14, 1999, and hereby appoints David Winkler and Geraldine McGrath and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1999 Annual Meeting of Stockholders of IA Corporation I to be held on Wednesday, June 16, 1999 at 9:00 a.m. local time, at the Company's headquarters, 1900 Powell Street, Suite 600, Emeryville, California 94068, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:


(1)  ELECTION OF DIRECTORS

          [_]  FOR all nominees listed below       [_]  WITHHOLD
               (except as indicated)

          If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:

          Kevin Moran  Chakravarthi V. Ravi  Henry Kressel  Stewart Gross  John Oltman  Randy Katz  Timothy McCarthy

(2) PROPOSAL TO RATIFY AND APPROVE AN AMENDMENT TO THE COMPANY'S 1996 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER THE 1996 PLAN BY 1,000,000 SHARES:

          [_]  FOR              [_]  AGAINST            [_] ABSTAIN


(3) PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR 1999:

          [_]  FOR              [_]  AGAINST            [_] ABSTAIN

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE AMENDMENT TO THE 1996 STOCK PLAN AND FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.


                                                 Dated ___________________, 1999

                                                 _______________________________
                                                            Signature

                                                 _______________________________
                                                            Signature

(This proxy should be marked, dated, and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)